EXHIBIT 10.12

         THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD WITHOUT
         REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT is dated for reference purposes only as of June 1, 1999, by and between U.S. Electricar, Inc., a California corporation (the "Corporation"), Jagen Pty Ltd., an Australian company and Anthony N. Rawlinson, an individual ("Rawlinson" and together with Jagen Pty Ltd., the "Investors").

                                 R E C I T A L S

         A. The Investors desires to purchase from the Corporation, and the Corporation desires to sell to each Investor, Common Stock on the terms and conditions hereinafter set forth.

         B. The Investors are willing to loan to the Corporation, and the Corporation wishes to borrow from the Investors, certain sums to be converted into rights to acquire Common Stock on the terms and conditions hereinafter set forth.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereby agree as follows:

         1. Issuance of Securities, Payment and Delivery.

                  a. Sale of Securities. Subject to the terms and conditions of this Agreement, Jagen Pty Ltd. agrees to purchase on June 1, 1999, or on such later date as is agreed upon among the Investors and the Corporation (the "Closing") and the Company agrees to sell and issue to Jagen Pty Ltd., Seventy Million (70,000,000) shares of the Corporation's Common Stock (the "Shares") at Three Cents per share for an aggregate purchase price of Two Million One Hundred Thousand Dollars ($2,100,000).

                  b. Extension of Loans. Subject to the terms and conditions of this Agreement, the Investors agree to loan to the Corporation:

                           (i) in the  case of  Jagen  Pty  Ltd.,  Four  Hundred
Thousand Dollars ($400,000) on the Closing, in exchange for a secured convertible promissory note to acquire 13,333,334 Shares and a Warrant to purchase 41,666,666 Shares; and

                           (ii) in the case of Rawlinson,  Five Hundred Thousand
Dollars ($500,000) on July 31, 1999, or on such later date as is agreed upon among the Investors and the Corporation (the "Subsequent Closing"), in exchange for a secured convertible promissory note to acquire 16,666,666 Shares and a Warrant to purchase 8,333,334 Shares.

The convertible promissory notes shall be issued in the form attached hereto as Exhibit A and incorporated herein by reference (each, a "Note"). The warrants to purchase shares of Common Stock into which a portion of the Notes shall convert shall be issued in the form attached hereto as Exhibit B and incorporated herein by reference (each, a "Warrant" and collectively with the Shares and the Notes, the "Securities").

                  c.  Payment  and  Delivery.   Each  Investor   shall  purchase
Securities or make loans, as applicable, by making payment to U.S. Electricar, Inc. in cash, by cashiers check or wire transfer of funds, in U.S. Dollars.

         2. Deliveries at Closing. At the Closing:

                  a. The Corporation and the Investors will deliver an executed counterpart of:

                           (i) this Securities Purchase Agreement;

                           (ii) the Loan and  Security  Agreement  of even  date
herewith; and

                           (iii)  the  Shareholders'   Agreement  of  even  date
herewith, also executed by Carl D. Perry;

                  b. Jagen Pty Ltd. will provide the Corporation  with a payment
in  the  aggregate   amount  of  Two  Million  Five  Hundred   Thousand  Dollars
($2,500,000);

                  c. The Corporation will deliver a share certificate evidencing 70,000,000 Shares in the name of Jagen Pty Ltd.;

                  d. The Corporation will deliver a Note to Jagen Pty Ltd., which will provide that the Four Hundred Thousand Dollars ($400,000) principal amount of debt evidenced thereby may be converted into 13,333,334 Shares and a Warrant to purchase 41,666,666 Shares;

                  e. The Corporation will deliver one or more certificates of good standing to the Investors evidencing that the Corporation is in good standing in each jurisdiction in which it does business, owns property or has employees;

                  f. The Corporation will deliver an officer's certificate providing that the representations and warranties contained in this Agreement and the Notes are true and correct as of Closing and including a copy of the Amended and Restated Articles of Incorporation of the Corporation certified by an officer of the Corporation (the "Articles");

                  g. Jagen Pty Ltd. will deliver an officer's certificate providing that the representations and warranties contained in this Agreement are true and correct as of Closing;

                  h. Rawlinson will deliver a certificate providing that the representations and warranties contained in this Agreement are true and correct as of the Closing; and

                  i. The Corporation will deliver a copy of its most recently prepared unaudited financial statements (the "Financial Statements").

         3. Deliveries at the Subsequent Closing. At the Subsequent Closing:

                  a. Rawlinson will provide the Corporation with a payment in the aggregate amount of Five Hundred Thousand Dollars ($500,000);

                  b. The Corporation will deliver a Note to Rawlinson, which will provide that the Five Hundred Thousand Dollars ($500,000) principal amount of debt evidenced thereby may be converted into 16,666,666 Shares and a Warrant to purchase 8,333,334 Shares;

                  c. The Corporation will deliver an officer's certificate providing that the representations and warranties contained in this Agreement and the Notes are true and correct as of the Subsequent Closing; and

                  d. Rawlinson will deliver a certificate providing that the representations and warranties contained in this Agreement are true and correct as of the Subsequent Closing.


         4. Corporation's Representations and Warranties. Except as set forth on Disclosure Schedule 4 attached hereto and incorporated herein by reference, the Corporation hereby represents and warrants to each Investor that as of the Closing and the Subsequent Closing:

                  a. Corporate Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Agreement, the Notes and the transactions contemplated under this Agreement and the Notes.

                  b. Authorization. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation and the performance of all of the Corporation's obligations hereunder has been taken. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Securities, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.

                  c. No Breach. The issue and sale of the Securities by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party. The consummation of the transactions or performance of the obligations contemplated by this Agreement will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument to which the Corporation or any of its subsidiaries is or are a party or by which any of them is or are bound.

                  d. Pending or Threatened Claims. Neither the Corporation nor any of its subsidiaries is a party to any action, suit or proceeding which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened.

                  e. No Preemptive Rights. There are no preemptive rights of any shareholder of the Corporation with respect to the Securities.

                  f. Reservation of Shares. At all times during which the Warrant may be exercised, the Corporation shall have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in accordance with its terms.

         5. Post-Closing Covenants of the Corporation. The Corporation hereby covenants that:

                  a. The Corporation shall use reasonable business efforts to file the proxy statement for its 1999 annual shareholders' meeting on or before June 15, 1999, which proxy will nominate the following individuals to the board of directors: Carl D. Perry, Malcolm R. Currie, Ph.D., Edwin O. Riddell, Donald
H. Dreyer, John Micek and Anthony N. Rawlinson.

                  b. The Corporation shall use reasonable business efforts to hold its annual shareholders' meeting on or before July 31, 1999, at which meeting it shall seek to (A) increase the number of authorized shares of the Corporation to provide for sufficient shares of Common Stock to issue the Common Stock and Warrants to purchase Common Stock described herein and (B) increase the size of the option pool available for grant to employees and contractors of the Corporation to twenty percent (20%) of the outstanding capital of the Corporation.

                  c. The Corporation shall file amended and restated articles of incorporation (or an amendment to its amended and restated articles of incorporation at its discretion) increasing the number of shares of Common Stock of the Corporation to such amount as is necessary to allow the conversion of the Notes into Securities as soon as is practicable after shareholder approval for such an increase.

                  d. The Corporation shall use the proceeds of the sale of Securities and loans described herein (i) to pay the aggregate principal amount of a secured promissory note payable to the Credit Managers Association of California due April 1999; (ii) to settle outstanding debt aggregating approximately Seven Hundred Eighty Thousand Dollars ($780,000) for up to Fifteen

Cents on each dollar of debt; (iii) to pay expenses of the Corporation incurred in the ordinary course of business; (iv) for general working capital; and (v) in such other manner as is determined by the Board of Directors of the Corporation in consultation with Rawlinson.

         6. Investor Representations and Warranties. Each Investor represents and warrants to the Corporation that:

                  a. Account. Such Investor is acquiring the Securities for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any of the Securities. The Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.

                  b. Access to Data. The Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Securities, including the Articles, and has had an opportunity to receive, review and understand the disclosures and information regarding the Corporation's financial statements, capitalization and other business information as set forth in Corporation's filings with the Securities and Exchange Commission which are all incorporated herein by reference, together with all exhibits referenced therein. Investor understands that the Financial Statements are confidential and may not be disclosed to any third party or used by the Investor for purposes of trading in the Corporation's publicly traded stock until such information is publicly released by the Corporation. The Investor acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  c. No Fairness Determination. The Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Securities.

                  d. Knowledge And Experience. The Investor has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in the Securities, and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Securities, of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect to the Securities, including assessment of the Risk Factors set forth in the Corporation's EDGAR filings with the SEC and incorporated herein by reference.

                  e. Limited Public Market. The Investor is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Investor understands that the Securities are all unregistered and may not presently be sold in even this limited public market. The Investor understands that the Securities cannot be readily sold or liquidated in case of an emergency or other financial need. The Investor has sufficient liquid assets available so that the purchase and holding of the Securities will not cause it undue financial difficulties.

                  f. Commissions/Finders Fees. The Investor acknowledges that commissions/finders fees may be payable by the Corporation for the sale of the Securities as set forth on Disclosure Schedule 6.

                  g. Authority. If Investor is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Investor has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Investor in connection with the purchase of the Securities and (ii) the signature of such individual is binding upon Investor.

                  h. Investment Experience. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "Accredited Investor" under Regulation D refers to:

                           (i) A person or entity who is a director or executive
officer of the Corporation;

                           (ii) Any bank as defined  in  Section  3(a)(2) of the
Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to
Section 15 of the Exchange Act; insurance Corporation as defined in Section 2(13) of the Securities Act; investment Corporation registered under the Investment Corporation Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d)
of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

                           (iii) Any private business development Corporation as
defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                           (iv) Any organization  described in Section 501(c)(3)
of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

                           (v) Any natural person whose individual net worth, or
joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           (vi) Any natural person who had an individual  income
in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                           (vii)  Any  trust,  with  total  assets  in excess of
$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

                           (viii) Any  entity in which all of the equity  owners
are accredited investors.

                           (ix) As used in this  Section  4(g),  the  term  "net
worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 4(f), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

         7. Restrictions On Transfer/Voting Agreement. The Investor acknowledges and agrees that the Securities shall be subject to certain restrictions on transfer for a period of two years and subject to certain voting obligations as more fully set forth in that Shareholders' Agreement dated on the Closing and attached hereto as Exhibit C and incorporated herein by reference.

         8. Restrictive Legends. Each certificate evidencing the Securities which the Investor may acquire hereunder or under the Note and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be imprinted with one or more legends substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

         UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. OTHER THAN IN CONNECTION WITH TRANSFERS TO AFFILIATES (AS DEFINED IN THE SHAREHOLDERS' AGREEMENT DATED AS OF JUNE 1, 1999 AMONG PARTIES
         INCLUDING THE ORIGINAL HOLDER HEREOF AND THE COMPANY (THE "SHAREHOLDERS' AGREEMENT")), THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE PROVIDED TO EACH STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST.

         THE  SHARES  REPRESENTED  BY  THIS  CERTIFICATE  ALSO  ARE  SUBJECT  TO
         ADDITIONAL RESTRICTIONS ON TRANSFER AND ON VOTING RIGHTS AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT, DATED AS OF JUNE 1, 1999. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN SUCH AGREEMENT. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE UPON THE COMPANY'S RECEIPT OF A WRITTEN REQUEST THEREFOR.

The Corporation shall be entitled to enter stop transfer notices on its transfer books with respect to the Securities.

         9. Miscellaneous.

                  a. Notices. Any notice, request or other communication required or permitted hereunder will be in writing and shall be deemed to have been duly given if personally delivered or if telecopied or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice will be deemed to have been given when personally delivered or when deposited in the mail or telecopied in the manner set forth above and will be deemed to have been received when delivered.

                  (a)      If to Jagen Pty Ltd.

                           9 Oxford Street
                           South Yarra 3141
                           Melbourne, Victoria
                           Australia
                           Telecopier 011 - 613 - 9826 - 5499

                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           4365 Executive Drive, Suite 1600
                           San Diego, California  92121
                           Telecopier (619) 677-1477
                           Attention:  Robert W. Ayling, Esq.

                  (b)      if to Anthony N. Rawlinson

                           5 Shenton Way, #1301
                           UIC Building
                           Singapore 068808, Singapore
                           Telecopier (65) 220-5338

                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           4365 Executive Drive, Suite 1600
                           San Diego, California  92121
                           Telecopier (619) 677-1477
                           Attention:  Robert W. Ayling, Esq.

                  (c)      if to the Company

                           U.S. Electricar, Inc.
                           19850 South Magellan Drive
                           Torrance, California  90502
                           Attention:  President

                           with a copy to:

                           Bay Venture Counsel, LLP
                           1999 Harrison Street, Suite 1300
                           Oakland, CA 94612
                           Attention:  Donald C. Reinke, Esq.
                           Telecopier (510) 834-7440

                  b. Survival.  The representations,  warranties,  covenants and
agreements   made  herein  shall   survive  the  closing  of  the   transactions
contemplated hereby.

                  c. Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  d. Applicable Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile.

                  f. Title and Subtitles. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                  g. Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

                  h. Waiver. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Corporation and the Investor. No waiver by any party hereto of any breach of this Agreement by any other party shall operate or be construed as a waiver of any other or subsequent breach. No waiver by any party hereto of any breach of this Agreement by any other party hereto shall be effective unless it is in writing and signed by the party claimed to have waived such breach.

                  i. Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by the Corporation to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (A) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (B) an injunction restraining such breach or threatened breach.

                  j. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith to achieve the closest comparable terms as is possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  k. Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the State of California.

                  l. Entire Agreement. This Agreement and the Exhibits, Schedules and other documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements regarding the subject matter hereof existing between the parties hereto are expressly canceled.

                                SIGNATURE PAGE TO
                          SECURITIES PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


INVESTOR
JAGEN PTY, LTD.                                  U.S. ELECTRICAR, INC.


By:    /s/ Boris Liberman                        By:    /s/ Carl Perry
     ----------------------------                    ---------------------------
      (Signature)                                       (Signature)



INVESTOR


/s/ Anthony N. Rawlinson
--------------------------------
Anthony N. Rawlinson